SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 20, 2004

                        Integrated Silicon Solution, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)

         Delaware                      000-23084                77-0199971
        ----------                     ---------                ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

                                2231 Lawson Lane
                             Santa Clara, California
                                      95054
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 969-6600


          (Former name or former address, if changed since last report)

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                                TABLE OF CONTENTS

Item 9.01. Financial Statements and Exhibits.

Item 2.02. Results of Operations and Financial Condition

SIGNATURES

INDEX TO EXHIBITS

EXHIBIT 99.1

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Item 9.01. Financial Statements and Exhibits

            (c)   Exhibits.

            99.1  Press Release dated September 20, 2004

Item 2.02. Results of Operations and Financial Condition

      This information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition - as provided in SEC Release No. 34-47226.

      On September 20, 2004, we revised our guidance for the fiscal quarter end September 30, 2004. The complete release is attached to this report as Exhibit 99.1.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INTEGRATED SILICON SOLUTION, Inc.

Date: September 20, 2004                            /s/ GARY L. FISCHER
                                              ----------------------------------
                                              Gary L. Fischer
                                              President, Chief Operating Officer
                                              and Chief Financial Officer

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                                INDEX TO EXHIBITS

99.1  Press Release dated September 20, 2004